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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): July 24, 1997



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                                  NORTEK, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                        1-6112                   05-10314991
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(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                            I.D. Number)

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   50 Kennedy Plaza, Providence, Rhode Island                    02903-2360
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    (Address of Principal Executive Offices)                     (Zip Code)


                                 (401) 751-1600
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                Registrant's Telephone Number including area code


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ITEM 5. OTHER EVENTS.

        (a) On July 24, 1997, Nortek, Inc., a Delaware corporation ("Parent") and NTK Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Ply Gem Industries, Inc., a Delaware corporation (the "Company"). In connection with the Merger Agreement, on July 29, 1997, Merger Sub commenced a tender offer to purchase any and all outstanding shares of common stock, $0.25 par value per share (the "Shares"), of the Company, at a price of $19.50 per share, net to the seller in cash, without interest thereon (the "Offer"), and upon such terms and conditions as are set forth in an Offer to Purchase and related Letter of Transmittal.

     Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, as promptly as practicable following the completion of the Offer and the satisfaction of certain conditions, Merger Sub will be merged with and into the Company (the "Merger"), which shall be the surviving corporation and shall become a wholly owned subsidiary of Parent. In the Merger, each issued and outstanding Share of the Company (other than dissenting Shares, as provided under Delaware law) not owned directly or indirectly by the Company will be converted into the right to receive $19.50 in cash or any higher price that may be paid in the Offer, without interest. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

     Contemporaneously with the execution and delivery of the Merger Agreement, Parent and the Company entered into (i) a Non-Compete and Termination Agreement with Jeffrey S. Silverman, Chairman of the Board and Chief Executive Officer of the Company, a copy of which is attached hereto as Exhibit 2.2 and which is incorporated herein by reference, and (ii) a Termination and Release Agreement with Herbert P. Dooskin, Executive Vice President of the Company, a copy of which is attached hereto as Exhibit 2.3 and which is incorporated herein by reference.

     Simultaneously with entering into the Merger Agreement, Parent entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with the Company. The Stock Purchase Agreement contained customary provisions pursuant to which Parent purchased 640,000 shares of common stock, $0.25 par value per share, of the Company for an aggregate purchase price of $12,000,000. The Company agreed to use the proceeds of the sale first to satisfy its obligations to Atrium Acquisition Holdings Corp. under the terms of the Agreement and Plan of Merger dated as of June 24, 1997 among Atrium Acquisition Holdings Corp., Atrium/PG Acquisition Corp. and the Company and, if there remain any proceeds after such obligations are fully satisfied, for general corporate purposes. The foregoing description of the Stock Purchase Agreement is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as
Exhibit 2.4 and which is incorporated herein by reference.

     In connection with the Stock Purchase Agreement, Parent entered into a Registration Rights Agreement (the "Registration Rights Agreement") with the Company which contains customary provisions providing for the registration of the shares purchased pursuant to the Stock Purchase Agreement, subject to customary cutbacks and lockup provisions, if the Merger and the transactions contemplated thereby are not consummated, regardless of the reasons therefore. The foregoing description of the Registration Rights Agreement is qualified

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in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 2.5 and which is incorporated herein by reference.

     A copy of the press release issued by Parent on July 24, 1997 is attached hereto as Exhibit 99 and is incorporated by reference herein.


     (c) EXHIBITS. The following is a list of exhibits filed as part of this Current Report:

              Exhibit 2.1   Agreement and Plan of Merger dated as of July
                            24, 1997 by and among Nortek, Inc., NTK Sub, Inc. and Ply Gem Industries, Inc.

              Exhibit 2.2 Non-Compete and Termination Agreement dated July 24, 1997 by and among Nortek, Inc., Ply Gem Industries, Inc. and Jeffrey S. Silverman, as amended on July 28, 1997.

              Exhibit 2.3 Termination and Release Agreement dated July 24, 1997 by and among Nortek, Inc., Ply Gem Industries, Inc. and Herbert P. Dooskin, as amended on July 28, 1997.

              Exhibit 2.4 Stock Purchase Agreement dated July 24, 1997 between Nortek, Inc. and Ply Gem Industries, Inc.

              Exhibit 2.5 Registration Rights Agreement dated July 24, 1997 between Nortek, Inc. and Ply Gem Industries, Inc.

              Exhibit 99    Press release issued by Nortek, Inc. on July 24,
                            1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NORTEK, INC.


                                                By: /s/ Kevin W. Donnelly
                                                    ------------------------
                                                Name:    Kevin W. Donnelly
                                                Title:   Vice President and
                                                         General Counsel